UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 23, 2005

THE STEAK n SHAKE COMPANY
(Exact name of registrant as specified in its charter)

Indiana	000-08445	37-0684070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

36 South Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On February 23, 2005, the The Steak n Shake Company (the "Company") entered into an amendment to the Rights Agreement, dated as of May 16, 2001, between the Company and Computershare Investor Services, LLC, as Rights Agent (the "Rights Agreement"). The terms of the amendment are set forth in the attached Amendment No. 1 to the Rights Agreement (the "Amendment"). The Amendment provides that the Rights (as defined in the Rights Agreement) will expire on February 23, 2005. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

            (c)       Exhibits.

4.1	Amendment No. 1 to the Rights Agreement, dated as of May 16, 2001, by and between The Steak n Shake Company and Computershare Investor Services, LLC, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005

THE STEAK n SHAKE COMPANY

By:  /s/   Jeffrey A. Blade
                Jeffrey A. Blade,
        Senior Vice President and
        Chief Financial Officer